Mercury U.S. Large Cap Fund
                             of Mercury Funds, Inc.

                      Supplement dated June 11, 2001 to the
                       Prospectus dated September 12, 2000


Garrett Fish has replaced Michael Morony as the senior investment professional primarily responsible for the day-to-day management of the Fund. Mr. Fish is a Vice President of Mercury Advisors and has been employed as an investment professional by Mercury Advisors or its affiliates since 1997.

CODE #19040-0900ALL